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                                                                   EXHIBIT 10.46

Warrant No. D-3   Right to Purchase Common Shares

                  THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE. THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, ASSIGNED, MADE SUBJECT TO A SECURITY INTEREST, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS OR PURSUANT TO AN EXEMPTION THEREFROM IF THE CORPORATION RECEIVES AN OPINION OF COUNSEL (WHICH COUNSEL AND OPINION (IN FORM, SCOPE, AND SUBSTANCE) SHALL BE REASONABLY ACCEPTABLE TO THE CORPORATION) THAT SUCH REGISTRATION IS NOT REQUIRED AS TO SUCH SALE OR OFFER.

                                    KTI, INC.
                            A NEW JERSEY CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK


Registered Owner:          Robert E. Wetzel
                           20 Braeburn Lane
                           Barrington Hills, Illinois 60010-9802

                  For Value Received, KTI, Inc., a New Jersey corporation (the "Corporation") grants the following rights to the registered owner of this Warrant (the "Holder") and the Holder hereby acknowledges and agrees that:

                  1.       Issue.

                           Upon tender of this Warrant to the Corporation, the
Corporation shall issue to the registered owner hereof the number of shares specified in paragraph 2 hereof of fully paid and nonassessable shares of common stock of the Corporation, no par value (the "Common Stock"), that the registered owner is otherwise entitled to purchase.

                  2.       Number of Shares.

                           Subject to the provisions of paragraph 8, the number
of shares of Common Stock that the registered owner of this Warrant is entitled to receive upon exercise of this Warrant is 6,000 shares of Common Stock. The Corporation shall, at all times, authorize and reserve for issuance such number of shares of Common Stock as shall be issuable upon the exercise of this Warrant. The Corporation covenants and agrees that all shares of Common Stock that may be issued upon the exercise of this Warrant shall, upon payment and issuance therefore, be duly and validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the purchase and the issuance of such shares.

                  3.       Exercise Price.

                           The price at which the shares of Common Stock may
purchased upon exercise of this Warrant is Eight and 50/100 Dollars ($8.50) per share (the "Exercise Price"). The Exercise Price of this Warrant is subject to adjustment pursuant to Section 8 hereof.

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                  4.       Exercise.

                           This Warrant shall be exercisable on and after
January 1, 1997 and shall become void unless it is exercised and payment of the Exercise Price is received by the Corporation prior to December 31, 1999 (the "Expiration Date"); provided that in case of dissolution of the Corporation, but subject to the provisions of paragraph 8(b), this Warrant shall become void on the date of such dissolution.

                  5.       Tender.

                           The exercise of this Warrant must be accomplished by
actual delivery of the Exercise Price in cash, certified check, or official bank draft in lawful money of the United States of America, and by actual delivery of a duly executed exercise form, a copy of which is attached to this Warrant as "Exhibit A", properly executed by the registered owner of the Warrant, and by surrender of this Warrant. The payment and exercise form must be delivered, personally or by mail, to the offices of the Corporation at 7000 Boulevard East, Guttenberg, New Jersey 07093 or such other address or addresses as the Corporation shall notify the Holder including the address of a stock transfer agent, authorized by the Company. Documents sent by mail shall be deemed to be delivered when they are received by the Corporation. If this Warrant should be exercised in part only, the Corporation shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the shares of Common Stock purchasable hereunder. Upon receipt by the Corporation of an exercise form properly executed, payment of the Exercise Price, and this Warrant at its office, or by the authorized stock transfer agent of the Corporation at its office, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder.

                  6.       Recognition of the Registered Owner.

                           Prior to due presentment for registration of transfer
of this Warrant, the Corporation may deem and treat the registered Holder or Holders of this Warrant as its absolute owner or owners for all purposes, as the person or persons exclusively entitled to receive notices concerning this Warrant, and as the person or persons otherwise entitled to exercise rights under this Warrant.

                  7.       Restricted Securities.

                           The Holder, by acquiring this Warrant, hereby
covenants and agrees that:

                           (a) the Holder will not offer for sale or sell this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant unless pursuant to:

                           i. an effective registration statement under the Securities Act ("Registration Statement") filed by the Company covering such offer and sale; or

                           ii. an exemption from registration under the Securities Act; provided that prior to any such proposed transfer, the Holder shall give five (5) days' written notice to the Company of the Holder's intentions to affect such transfer, which notice shall be accompanied by such evidence (including the provision of an opinion of counsel (which counsel and opinion (in form scope, and substance) shall be reasonably acceptable to the Corporation) that such registration is not required as to such sale or offer as may be

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                                    reasonably satisfactory to the Company that
                                    the proposed transfer may be effected
                                    without registration under the Securities
                                    Act.


                           (b) The certificates representing the shares of Common Stock issued upon exercise hereof, unless the same are registered under the Securities Act prior to exercise of this Warrant, shall be stamped or otherwise imprinted with a legend in substantially the following form:

                  "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state. The shares of common stock have been acquired for investment and not with a view to distribution or resale, and may not be sold, assigned, made subject to a security interest, pledged, hypothecated, or otherwise transferred except pursuant to an effective registration statement under the Securities Act and applicable state laws or pursuant to an exemption therefrom if the Company receives an opinion of counsel (which counsel and opinion (in form, scope and substance, shall be reasonably acceptable to the Corporation) that such registration is not required as to such sale or offer."

                           (c) Any offer or sale of this Warrant or the shares of Common Stock issued upon exercise hereof shall be made in accordance with the federal and state securities laws of applicable jurisdictions (including the prospectus delivery requirements of the Securities Act), and any other applicable law.

                  8.       Adjustment of Exercise Price and Shares.

                           After each adjustment of the Exercise Price pursuant
to this Section 8, the number of shares of Common Stock purchasable on the exercise of this Warrant shall be the number derived by dividing such adjusted pertinent Exercise Price into the original Exercise Price. The Exercise Price shall be subject to adjustment as follows:

                           (a) In the event, prior to the termination of this Warrant by exercise thereof or by its terms, the Corporation shall issue any shares of its Common Stock as a share dividend or shall declare a stock split or otherwise subdivide the number of outstanding shares of Common Stock into a greater number of shares, then, in either of such events (referred to hereinafter as an "Adjustment Event"), the Exercise Price per share of Common Stock that may be purchased pursuant to this Warrant in effect at the time of such action shall be reduced proportionately and the number of shares of Common Stock that may be purchased pursuant to this Warrant shall be increased proportionately to the nearest full amount so as to ensure that the Holder hereof is in the same economic position as such Holder was in prior to such share dividend or subdivision. Conversely, in the event the Corporation shall reduce the number of shares of its outstanding Common Stock by declaring a reverse stock split or otherwise combining such shares into a smaller number of shares, then, in such event, the Exercise Price per share that may be purchased pursuant to this Warrant in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to this Warrant shall be decreased proportionately to the nearest full amount so as to ensure that the Holder hereof is in the same economic position as such Holder was in prior to such share combination. Any dividend paid or distributed on the Common Stock in shares of any other class of capital stock of the Corporation or securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable on the conversion thereof. An adjustment in the Exercise Price or the number of shares of Common


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         Stock to be received upon exercise of this Warrant made pursuant to this Section 8(a) shall become effective immediately after the effective date of such Adjustment Event retroactive to the record date, if any, for such Adjustment Event.

                           (b) In the event the Corporation, at any time while this Warrant shall remain unexpired and unexercised, shall (i) effect a reorganization, (ii) consolidate with or merge into any person, (iii) transfer or sell all or substantially all of its property, or (iv) dissolve, liquidate or wind up its affairs (a "Reorganization Event"), the Corporation will take prompt action to ensure that proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such Reorganization Event such that the Holder of this Warrant may thereafter receive, on exercise thereof, in lieu of each share of Common Stock which such Holder would have been entitled to receive, the same kind and amount of any share, securities, or assets as may be issuable, distributable or payable pursuant to such Reorganization Event with respect to each share of Common Stock which the Holder would have been entitled to receive if such Holder had exercised this Warrant immediately prior to such Reorganization Event. Upon any Reorganization Event referred to in this paragraph 8(b), this Warrant shall continue in full force and effect and the terms hereof shall be applicable to all securities and other property receivable on the exercise of this Warrant after the consummation of such Reorganization Event; and shall be binding upon the issuer of any such securities or other property, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Corporation, whether or not such person shall have expressly assumed the terms of this Warrant.

                           (c) Notwithstanding the provisions of this Section 8, no adjustment of the Exercise Price or the shares of Common Stock to be received upon exercise of the Warrant shall be made unless Exercise Price is the aggregate of such adjustments to the Exercise Price equals or exceeds $0.005.

                           (d) In the event, prior to the expiration of this Warrant by exercise thereof or by its terms, the Corporation shall determine to take a record of the holders of its Common Stock for the purpose of determining shareholders entitled to receive any share dividend or other right which will cause any change or adjustment in the number, amount, price or nature of the shares of Common Stock or other securities or assets deliverable on exercise of this Warrant pursuant to the foregoing provisions, the Corporation shall give to the registered Holder of this Warrant at such Holder's address as may appear on the books of the Corporation at least fifteen (15) days' prior written notice to the effect that it intends to take such a record. Such notice shall specify the date as of which such record is to be taken, and the number, amount, price and nature of the Common Stock or other shares, securities or assets which will be deliverable on exercise of this Warrant after the action for which such record will be taken has been completed. Without limiting the obligation of the Corporation to provide notice to the registered Holder of this Warrant of any corporate action hereunder, the failure of the Corporation to give notice shall not invalidate such corporate action of the Corporation.

                           (e) No adjustment of the Exercise Price pursuant to this Section 8 or Section 9 shall be made as a result of or in connection with (i) the issuance of Common Stock pursuant to options, warrants and share purchase agreements outstanding or in effect on the date hereof, (ii) the establishment of additional stock option or other benefit plans of the Corporation, the modification, renewal or extension of any stock option or other benefit plan now in effect or hereafter created, or the issuance of Common Stock on exercise of any options pursuant to such stock option or other benefit plans, or (iii) the issuance of Common Stock in connection with an acquisition or merger of any type (the antidilution provision of this Section 8 will not apply in the event a merger or acquisition is undertaken by the Corporation as long as the Corporation is the survivor thereof), and
         (iv) in connection with compensation arrangements for present or former


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         officers, direct employees or agents of the Corporation or any indirect or direct subsidiary of the Corporation, and the like.


                  9. Other Adjustments to Purchase Price and Number of
         Securities.

                           (a) Computation of Adjusted Purchase Price. Except as hereinafter provided, in case the Corporation shall at any time after the date of this Warrant issue or sell any shares of Common Stock (other than an issuance or sale referred to in paragraph 8(e)) for a consideration per share less than the then current fair market value of a share of the Common Stock ("fair market value" of the Common Stock to mean the average closing price of the Common Stock on the immediately preceding ten (10) days on which such shares of Common Stock may be traded in the NASDAQ National Market or other securities exchange) then immediately upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the Exercise Price in effect prior to such issuance or sale multiplied by the quotient derived by dividing
         (A) an amount equal to the sum of (X) the then current fair market value per share of Common Stock immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, to be received by the Corporation upon such issuance or sale, by (B) the then current fair market value per share of Common Stock immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided that:

                           i. In case of the issuance or sale of shares of Common Stock for a consideration part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Corporation for such shares (or, if shares of Common Stock are offered by the Corporation for subscription, the subscription price, or, if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price for such shares) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                           ii. In case of the issuance or sale (otherwise than as a dividend or other distribution on any capital stock of the Corporation) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Corporation.

                           iii. The reclassification of securities of the Corporation other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined in good faith by the Board of Directors of the Corporation.

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                           iv.      The number of shares of Common Stock at any
                                    one time outstanding shall include the
                                    aggregate number of shares issued or
                                    issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights, and warrants and upon the conversion or exchange of convertible or exchangeable securities.


                            (b) Options, Rights, Warrants and Convertible and Exchangeable Securities. Except as hereinafter provided, in case the Corporation shall at any time after the date hereof issue or sell options, rights or warrants to subscribe for shares of Common Stock, or issue any securities convertible into or exchangeable for shares of Common Stock (other than the issuances or sales referred to in paragraph 9(c)), for a consideration per share less than the then current fair market value of the share of the Common Stock immediately prior to the issuance of such options, rights or Warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the Exercise Price in effect prior to such issuance or sale multiplied by the quotient derived by dividing (A) an amount equal to the sum of (X) the then current fair market value per share of Common Stock immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock outstanding immediately prior to such issuance or sale, plus (Y) the aggregate of the amount of all consideration, if any, to be received by the Corporation upon the exercise of such convertible or exchangeable securities, by (B) the then current fair market value per share of Common Stock immediately prior to such issuance or sale multiplied by the total number of shares of Common Stock that would be outstanding immediately after the exercise of such convertible or exchangeable securities provided that:

                           i. The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of this Warrant), if any, received by the Corporation for such options, rights or warrants.

                           ii. The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of this Warrant) received by the Corporation for such securities, plus the minimum consideration, if any, receivable by the Corporation upon the conversion or exchange thereof.

                           iii. If any change shall occur in the price per share provided for in any of the options, rights, or warrants or convertible or exchangeable securities referred to in this subsection (b) of this paragraph 9, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued and the Corporation shall be deemed to have issued upon such date new options,

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                                    rights or warrants or convertible or
                                    exchangeable securities at the new price per share in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

                           (c) Exclusions. The provisions of subsection 9(b) above shall not apply to any options issued pursuant to stock option plans of the Corporation in effect on the date hereof, to renewals of any existing options, rights or warrants or to any options, rights or warrants issued to employees of the Corporation or any of its subsidiaries on the date hereof. Moreover, the provisions of subsection 9(b) shall terminate at such time as there is in effect a registration statement filed with the Securities and Exchange Commission with respect to the shares of Common Stock underlying the Warrant.

                           (d) Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this paragraph 9, the number of shares of Common Stock issuable upon the exercise of this Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.


                  10.      Fractional Shares.

                           No fractional shares or script representing fractional shares of Common Stock shall be issued upon the exercise of this Warrant. No adjustment to the shares of Common Stock that may be purchased upon the exercise of this Warrant will result in any fractional shares to be issued to the Holders hereof.

                  11.      Rights of the Holder.

                           The Holder shall not, by virtue hereof, be entitled
to any rights of a shareholder in the Corporation, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Corporation except to the extent set forth herein.

                  12.      Notices of Record Date, Etc.  In case:

                           (a) the Corporation shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend payable out of earned surplus) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

                           (b) of any capital reorganization of the Corporation (other than a stock split or reverse stock split), any reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with or into another corporation (other than a merger for purposes of change of domicile) or any conveyance of all or substantially all of the assets of the Corporation to another corporation; or

                           (c) of any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

                                    then, in each such case, the corporation
         shall mail or cause to be mailed to the Holder at the time outstanding a notice specifying, as the case may be, (i) the date on which

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         a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and this Warrant may be exercised prior to said date during the term of the Warrant no later than five (5) days prior to said date.

                  13. No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant. Without limiting the generality of the foregoing, the Corporation (a) will not increase the par value of any shares of Common Stock receivable on the exercise of the Warrant above the amount payable therefor on such exercise, and
(b) will take all such action as may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant from time to time outstanding.

                  14. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of any indemnity agreement or security reasonably satisfactory in form and amount to the Corporation or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  IN WITNESS WHEREOF, the Corporation has signed this Warrant by its duly authorized officer this second day of January, 1997.

                                  KTI, INC.



                             By:________________________________________________
                                  Name:  Nicholas Menonna, Jr.
                                  Title: Chairman of the Board of Directors and
                                         Chief Executive Officer



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                                    EXHIBIT A

                                  EXERCISE FORM

                     To Be Executed Upon Exercise of Warrant

                  The undersigned record holder of the within Warrant hereby irrevocably elects to exercise the rights to purchase ______ shares of Common Stock of KTI, Inc. by exercise of the within Warrant, according to the terms and conditions therein and payment of the Exercise Price in full.

                  The undersigned requests that certificates for such shares of Common Stock shall be issued in the name set forth below.

Dated:               , 199__

                           ______________________________
                           Signature

                           ______________________________
                           Print Name of Signatory


                  Address:_______________________________
                         ________________________________

                  Social Security No.
                  or other identifying number:____________________

                  If said number of shares of Common Stock and Warrants shall not be all the shares under the within Warrant, the undersigned requests that a new Warrant for the unexercised portion shall be registered in the name of:

                           ______________________________
                           (Please print)

                  Address:_______________________________
                         ________________________________

                  Social Security No.
                  or other identifying number:____________________

                  Signature:_____________________________

                            _____________________________
                            Print Name of Signatory



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